COLT SECURITIZATION DEPOSITOR, LLC ABS-15G

Exhibit 99.16

Executive Summary

COLT 2025-8

Overview

Maxwell Diligence Solutions, LLC (“MaxDiligence”) performed certain due diligence services (the “Review”) described below on residential mortgage loans acquired by (“Lone Star Residential Acquisitions, LLC”). The Review was conducted from March 2025 to July 2025 on mortgage loans originated from March 2025 to July 2025. The Review consisted of 100% of the population of 188 loans with an original loan balance of $93,886,753.00.

Scope of Review

Credit Review

MaxDiligence performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The credit review will include the following (collectively, the “Credit Review”):

1.	Review Initial & Final Application

a.	Check application for completeness. Determine whether the information in the preliminary Loan application, final application, and all credit documents is consistent or reconciled.
b.	Validate Social Security/Taxpayer Identification number is valid
c.	Compare data on final form 1003 with the data from verifications
d.	Form is Complete, Signed, Dated, on or before loan consummation date, and NMLS is complete

2.	Review AUS Decision and Approval Conditions

a.	Underwriting decision is supported (manual underwrite credit conditions have been satisfied prior to closing the approved Loan package)
b.	Validation of income calculations
c.	Validation of assets/funds to close
d.	Validation of DTI calculations
e.	Validation of DSCR calculations
f.	Validation of LTV calculations

g.	Validation of payment shock calculations if applicable
h.	DSCR Loans
i.	Review of Hazard coverage and verification that sufficient coverage was in place on subject and all premiums were included in DSCR
ii.	Mortgage Insurance Certificate was in file, if applicable, and coverage was sufficient, and premium was included in DSCR
iii.	Review of rental income and/or market rents and validation of DSCR

3.	Review Occupancy/Red Flags

a.	Validates Social Security number and year issued
b.	Verifies address information associated with the borrower (s)
c.	Occupancy is supported
d.	Red Flags adequately addressed

4.	Reverification of Borrower Original and Audit Credit Report

a.	Validate names, social security number(s), and addresses
b.	AKA’s investigated and cleared
c.	Validate credit inquiries within 90 days have been properly addressed
d.	Acceptable credit history and credit score requirements

5.	Reviews Fraud Report to compare vs loan documentation:

a.	Validates Social Security number and year issued
b.	Verifies address information associated with the Borrower (s)
c.	Confirms OFAC clearances
d.	Reveals any potential bankruptcy filings

6.	Review of Borrower Employment, Income, and Asset Information

a.	Employment
i.	Compare for conflicting information
ii.	Check dates for document expiration
iii.	Complete forms and documentation
iv.	Evaluate history and stability of employment
b.	Income
i.	Review employment and income by analyzing income documents and comparing against re-verification documents
ii.	W-2s and Paystubs, if applicable
iii.	Transcripts (as applicable) support income
iv.	Tax Returns and Profit and Loss Statements, as applicable
v.	Bank Statements or other Alternate Income documents as required by the guidelines
vi.	Consistent/Continuing Employment, if applicable

c.	Assets
i.	Confirm adequate funds to cover required down payment and closing costs and reserves
ii.	Check dates for document expiration
iii.	Sufficient funds were sourced and seasoned
iv.	Gift funds verified and met guidelines

7.	Review Sales Contract

a.	Complete and executed
b.	Earnest Money Deposit verified
c.	Parties are consistent
d.	Seller contributions are within guidelines

8.	Hazard and Flood (if applicable)

a.	Verify sufficient coverage
b.	Verify coverage is for subject
c.	Validate all premiums are included in DTI and any required upfront premium is paid

9.	Mortgage Insurance (if applicable)

a.	Certificate in file
b.	Sufficient Coverage
c.	Premium indicated and included in DTI

10.	Review Title Commitment/Policy

a.	Vesting correct
b.	Lien position
c.	Legal description
d.	Validate no encumbrances

11.	Review Closing Documents

a.	Review security documents to ensure the Loan was closed in accordance with approval and with all required signatures and NMLS identifiers
b.	Correct and complete instruments
c.	Closing Disclosure
d.	Right to Cancel (if applicable)

12.	Qualified Mortgage / Ability-to-Repay Review

Loans with application dates after January 10, 2014 are subject to the Qualified Mortgage (“QM”) rule and the Ability to Repay (“ATR”) rule under Regulation Z – the Truth in Lending Act.

For these Loans, MaxDiligence will (a) Confirm that the originator/aggregator provided a QM designation, and (b) review the Loan for the eight (8) Key Underwriting Factors below that are required pursuant to the ATR rule.

a.	Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, excluding investment properties or business purpose loans, as set forth below:
i.	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c)) as evaluated based on the applicable investor guidelines;
ii.	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
iii.	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
iv.	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).
b.	MaxDiligence will review applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation of QM, Non-QM, or exempt from ATR. (MaxDiligence determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, MaxDiligence notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, MaxDiligence notes if an originator mortgage loan designation was not provided.
c.	MaxDiligence utilizes the following designations for applicable loans: QM designations: QM Safe-Harbor, Temporary QM, Non-QM, QM Rebuttal Presumption and ATR Designations: ATR Compliant, ATR Exempt and ATR Fail.
d.	With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, MaxDiligence reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.
e.	If a mortgage loan was designated as QM, MaxDiligence reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph.
f.	For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, MaxDiligence then determines whether the mortgage loan is a Safe Harbor QM or QM Rebuttable Presumption by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

g.	For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, MaxDiligence then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements, as defined within the applicable underwriting guidelines, and provides a due diligence designation of Non-QM indicating compliant, ATR risk indicating it may not be compliant, or ATR Fail, indicating it is non-compliant.
h.	MaxDiligence reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and will verify such information using reasonably reliable third-party records, at or before consummation:
i.	Income / Assets - Recalculate borrower(s)’s monthly gross income, and validate funds required to close and required reserves; to confirm that the borrower has current or reasonably expected income or assets (other than the value of the property that secures the Loan) that the borrower will rely on to repay the Loan.
●	Review Loan documentation for required level of income and asset verifications.
ii.	Employment - Review file documentation for required level of employment
iii.	Monthly Mortgage Payment: Confirm that the correct program, qualifying rate, and terms were used to calculate projected monthly mortgage payment.
iv.	Simultaneous Loans - Ensure that all concurrent Loans were included in the debt-to-income ratio (“DTI”) calculation, to properly assess the ability to repay.
v.	Mortgage-Related Obligations - Validate that the subject Loan monthly payment calculation includes principle, interest, taxes, and insurance (“PITI”), as well as other costs related to the property such as homeowners’ association (“HOA”) fees, private mortgage insurance (“PMI”), ground rental fees, etc.
vi.	Debts / Obligations - Validate monthly recurring non-mortgage-related liabilities
vii.	DTI / Residual Income - Validate debt-to-income ratio (DTI), or “residual income,” based upon all mortgage and non-mortgage obligations, calculated as a ratio of gross monthly income, based on documentation provided in the file.

viii.	Credit History - Review credit report for credit history and required credit depth, including any / all inquiries, and determine a representative credit score from the credit report

Property Review

MaxDiligence performed a “Property Review,” which included the following:

1.	Property Review

a.	MaxDiligence’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. MaxDiligence’s review will include verifying the appraisal report:
b.	On the appropriate GSE form:
i.	All elements of appraisal are present
ii.	Ensure all applicable Loan documents match appraisal information
iii.	Property is acceptable collateral for Loan program
iv.	Completed by an appraiser that was actively licensed to perform the valuation
v.	Completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, or if the appraisal was performed for another lender, the file contains a transfer letter from the original lender
vi.	The original appraisal report is made and signed prior to the final approval of the mortgage loan application; Any revisions, if made known to MaxDiligence, to the original report are documented and dated completed and dated within the guideline’s restrictions,
vii.	The original appraisal is ‘As is’ or Inspection received including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.
viii.	Determine whether the appraised value is supported at or within 10% variance based on a third-party valuation product. If a third-party valuation product is in file but notes a variance above 10% or an inconclusive value, MaxDiligence will recommend a BPO or field review be ordered.
ix.	With regard to the use of comparable properties, MaxDiligence’s review will (a) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (b) confirm the property value and square footage of the subject property was bracketed by comparable properties, (c verify that comparable properties used are similar in size, style, and location to the subject, and (d) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

x.	Other aspects of MaxDiligence’s review include (i) verifying that the address matched the mortgage note, ((ii) if requested, noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same, (iii) confirming the appraisal report does not include any apparent environmental problems, (iv) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vi) confirming that the value product that was used as part of the origination decision conforms with rating agency requirements.
c.	If more than one valuation was provided, MaxDiligence will confirm consistency among the valuation products and if there are discrepancies that could not be resolved, MaxDiligence will create an exception and work with the client on the next steps which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in MaxDiligence’s review result in a variance of more than 10% then the client will be notified of such variance.
d.	MaxDiligence will confirm to the extent possible, that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, MaxDiligence will review the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.
e.	In addition, MaxDiligence will access the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

Compliance Review

MaxDiligence performed a “Compliance Review” below, which is applicable to Loans originated on or after October 3, 2015, excluding investment properties, which are subject to the TILA/RESPA Integrated Disclosure Rule (“TRID”).

With regard to TRID testing, MaxDiligence implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the SFA RMBS TRID Grid 4.0 Compliance Review Scope published by the Structured Finance Association (the “SFA Compliance Review Scope”) and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. MaxDiligence worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While MaxDiligence continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity.

1.	Loan Estimates (“LEs”)
a.	Review the Initial LE and confirm (i) the correct form was used; (ii) all sections of the Initial LE are completed; and (iii) the Initial LE accurately reflects the information provided to MaxDiligence
b.	If there is a Revised LE, confirm (i) that there is a “valid reason” for the Revised LE; and (ii) that the Revised LE was issued within three (3) days of the change.
c.	Determine which LE in the file is the “final binding” LE for the purpose of Tolerance Testing. A Revised LE that is issued after the CD, or that does not state a valid reason will not be used for the purposes of Tolerance Testing. All revised LEs issued to the consumer will be reviewed for accuracy of terms.
d.	Confirm initial LE was delivered within three (3) Business Days from the application date, and at least seven (7) Business Days prior to the consummation date.
e.	Confirm revised LE was delivered within three (3) Business Days from date of the “valid reason” giving rise to the Revised LE, and at least four (4) Business Days prior to the consummation date.
f.	Confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations

2.	Closing Disclosures (“CDs”)
a.	Review the CD review and confirm (i) the correct form was used; (ii) all sections of the CD are completed; and (iii) the CD accurately reflects the information provided to MaxDiligence.
b.	If a subsequent CD is issued, confirm (i) that there was a valid reason for the change; (ii) that the CD was issued within three (3) days of the change; and (iii) whether the reason for the change requires a new 3-day waiting period prior to the consummation date.
c.	Confirm Initial CD, and any subsequent CD with material changes (i.e. changes that require a new waiting period), was received at least three (3) Business Days prior to the consummation date. With respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation.

3.	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

Rescission

a.	Failure to provide the right of rescission notice;
b.	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
c.	errors in the right of rescission notice;
d.	failure to provide the correct form of right of rescission notice;
e.	failure to provide the three (3) Business Day rescission period; and
f.	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

4.	Tolerance Testing. Compare the fees disclosed in the final binding LE to those in the final CD, and confirm that final CD fees are within the permitted tolerances. Confirm the total of payments are considered accurate as defined by Regulation Z. Confirm Finance Charge tolerances are correct.

5.	Subsequent Changes. Review the file to determine (i) whether there is evidence that certain changes or errors (per the regulation) were discovered subsequent to closing, (ii) and whether the Loan originator followed the prescribed cure. Test for evidence such as a copy of the refund check, or a corrected, post-consummation CD (“PCCD”), and iii) with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation.

6.	Loan Toolkit (§1026.19):
a.	Confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and

b.	Confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) Business Days after receipt of application.

7.	TILA

a.	High-cost Mortgage (§§1026.31, 32 and 33):
i.	Points and fees threshold test;
ii.	APR threshold test;
iii.	Prepayment penalty test; and
iv.	Compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
b.	Higher-priced Mortgage Loan (§1026.35):
i.	APR threshold test; and
ii.	Compliance with the escrow account and appraisal requirements.
c.	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i.	Review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii.	Review relevant document to determine if there was dual compensation; and
iii.	Review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
●	Note: Where available, MaxDiligence reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, MaxDiligence’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
d.	Homeownership counseling (§1026.36):
i.	Determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first-time homebuyer that contains a negative amortization feature.
e.	Mandatory Arbitration Clauses (§1026.36):
i.	Determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.
f.	Prohibition on Financing Credit Insurance (§1026.36):
i.	Determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance in jurisdictions where it is prohibited.
g.	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i.	Review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii.	Verify the data against the NMLSR database, as available.

8.	RESPA:

a.	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i.	Confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;
ii.	Verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) Business Days of application;
iii.	Confirm the presence of the Your Home Loan Toolkit/Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;
iv.	Confirm the Your Home Loan Toolkit /Special Information Booklet was provided within three (3) Business Days of application;
v.	Confirm the presence of the CHARM booklet when applicable;
vi.	Confirm that the CHARM booklet was issued within three (3) Business Days of application;
vii.	Confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;
viii.	Confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) Business Days of application;
ix.	Confirm the Affiliated Business Arrangement Disclosure is executed;
x.	Confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;
xi.	Confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) Business Days of application; and
xii.	Confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

9.	ECOA: The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a.	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i.	Timing and content of the right to receive copy of appraisal disclosure;
ii.	Charging of a fee for a copy of the appraisal or other written valuation;
iii.	Timing of creditor providing a copy of each appraisal or other written valuation; and

b.	iv) With respect to a borrower that has waived the three (3) Business Day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) Business Days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

10.	Other Provisions

a.	Texas:

i.	The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;
b.	Fed/State/Local Predatory Lending:

i.	The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;
c.	Prepay Penalties and Late Fees:

i.	Federal and state specific late charge and prepayment penalty provisions.

11.	Exclusions. MaxDiligence will not test:

a.	Loan types that are excluded from compliance with TRID.
b.	Technical formatting of disclosures.
c.	Other Post-consummation disclosures, including Escrow Closing Notice; and Mortgage servicing transfer and partial payment notices.
d.	For Loans made by an FDIC-supervised institution or servicer, extended or renewed on or after January 1, 2016, whether prohibited fees were collected prior to the initial LE being issued
e.	Whether any fee is a “bona fide” fee for third-party services
f.	Whether the loans comply with all federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.

Data Tape Integrity Review

As part of the Credit, Property and Compliance Reviews, MaxDiligence captured data from the source documents and compared it to a data tape provided by Client. MaxDiligence provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by MaxDiligence during the diligence process.

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received a grade “B” or higher with 80.32% of the pool receiving an overall “A” grade.

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Percent of Loans
A	151	80.32%
B	37	19.68%
C	0	0.00%
D	0	0.00%
Total	188	100.00%

Credit Grade Summary
Event Grade	Loan Count	Percent of Loans
A	154	81.91%
B	34	18.09%
C	0	0.00%
D	0	0.00%
Total	188	100.00%

Property Grade Summary
Event Grade	Loan Count	Percent of Loans
A	182	96.81%
B	6	3.19%
C	0	0.00%
D	0	0.00%
Total	188	100.00%

Compliance Grade Summary
Event Grade	Loan Count	Percent of Loans
A	188	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	188	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (i.e., a loan with a Credit Grade of “A”, Compliance Grade of “B”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	Approval - Lender Income Calculation Missing	3
		Approval/Underwriting Summary Not Provided	1
		Asset Qualification Does Not Meet Guideline Requirements	1
		Assets - Earnest Money Deposit	1
		Assets - Insufficient Cash to Close or Reserves	2
		Assets - Miscellaneous	1
		Audited CLTV Exceeds Guideline CLTV	1
		Audited DTI Exceeds Guideline DTI	1
		Audited HCLTV Exceeds Guideline HCLTV	1
		Audited LTV Exceeds Guideline LTV	1
		Borrower - Residency Alien Documentation	1
		Borrower 1 3rd Party VOE Prior to Close Missing	1
		Borrower 1 Deed of Trust Signature does not match Note	1
		Borrower 1 Executed 4506-T Missing	1
		Borrower 1 Gap Credit Report is Missing	1
		Borrower 2 Citizenship Documentation Not Provided	1
		Business Purpose - Loan Guaranty/Missing	2
		Calculated DSCR does not meet the Minimum DSCR allowed	1
		Condo - Documentation	1
		Corporate OR Partnership: Names and ownership percentages for Partners & Limited Partners is Incomplete	2

Corporation/LLC: Certificate of Good Standing Doc is Missing	3
Corporation/LLC: Operating Agreement Doc is Missing	3
Credit Documentation - Letter of Explanation	2
Credit Documentation - Mortgage History	1
Credit Profile - Alerts	1
Credit Profile - FTHB with Mortgage History	1
Credit Profile - Mortgage Payment History	1
Credit Profile - Other	1
Delinquent Credit History Does Not Meet Guideline Requirements	1
DSCR does not meet Guidelines	1
DTI - Missing Debts/ DTI Exceeds Tolerance	3
Eligibility - Borrower Identity	2
Eligibility - Citizenship Requirements	1
Escrow Account - Missing	1
Evidence of Property Tax Missing	2
FEMA Declared Disaster Area Post Closing Review	2
Final Settlement Statement Missing.	7
Fraud Report Shows Uncleared Alerts	3
Gift Letter - No Evidence for Transfer of Funds	1
Hazard Insurance - Other Insurance Missing	1
Hazard Insurance Coverage Amount is less than Required Coverage Amount	1
Hazard insurance dwelling coverage is not sufficient	1
Housing History Does Not Meet Guideline Requirements	6
Inadequate Hazard Insurance Coverage - Hazard Insurance Coverage is less than all Subject Lien(s) and Replacement Cost Value Provided	1
Inadequate Hazard Insurance Coverage - Hazard Insurance Coverage is less than all Subject Lien(s)and Replacement Cost Estimator by Insurer was not Provided	1
Income - General	1
Income - LOE Missing	1
Income - Mismatch	1
Income - Rental Property	2
Income and Employment Do Not Meet Guidelines	1
Liabilities - REO	8
Loan Package - Trust Agreement Missing	1
Missing Business Purpose Affidavit	1
Missing Closing/Final Verbal VOE	1
Missing Fraud Product	1
Missing Lease Agreement	2
Missing Property Tax Cert	3
Missing VOM or VOR	7

		Missing VVOE dated within 10 days consummation	1
		Mortgage Insurance - Insufficient	1
		No Credit Findings	81
		PITIA miscalculated/exceeds tolerance	1
		Potential Occupancy/Current Address Issues identified in the file	1
		Program Parameters - Borrower/Business Entity Ineligibility	1
		Program Parameters - Guidelines Conformity	5
		Program Parameters - Occupancy	1
		Property Title Issue	3
		Third Party Fraud Report not Provided	1
		Title - Ownership Issue	1
		Title Commitment - Other	1
		Title Coverage is Less than Subject Lien(s) Total	1
		Title Document is Partially Present	1
		Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	2
		W2 Is Missing Copy Type	1
		Total Credit Grade (A) Exceptions	206
Credit	B	Assets - Insufficient Source Seasoning	1
		Audited Reserves are less than AUS Required Reserves (Number of Months)	1
		Audited Reserves are less than Guideline Required Reserves (Number of Months)	1
		Borrower - Residency Alien Documentation	1
		Condo - Master Policy Insufficient	2
		Credit Profile - Other	1
		DSCR does not meet Guidelines	1
		Eligibility - Investor Experience	1
		Excessive Seller Contributions	1
		Hazard Insurance Policy is Partial	1
		Housing History Does Not Meet Guideline Requirements	1
		Missing VOM or VOR	1
		Program Parameters - Guidelines Conformity	20
		Program Parameters - Property Type	3
		Subject property Short Term Rental Income does not meet qualification	1
		Transaction is not arm’s length	1
		Total Credit Grade (B) Exceptions	38
Property	A	Appraisal - Other	1
		Appraisal is Expired	1
		Appraisal is Missing	1
		Loan Purpose is Purchase but Purchase Contract Doc is Missing	1
		Missing Doc - 3rd Party Valuation Product/Missing	3
		Missing HOA/Condo Certification	1
		Subject property appraisal is not on an as-is basis (Primary Value)	2
		Value - Value is supported within -10% of original appraisal amount	176
		Total Property Grade (A) Exceptions	186

Property	B	Appraisal - Miscellaneous	1
		Property Issue - Condo Ineligible	1
		Property Issue - Ineligible Property	1
		Property Issue - Neighborhood Location	3
		Total Property Grade (B) Exceptions	6
Compliance	A	Assignment of Rents Doc is Missing	1
		Charges That In Total Cannot Increase More Than 10% Test (50001257)	1
		Charges That In Total Cannot Increase More Than 10% Test (50001258)	1
		Closing Detail Statement Indicator is Missing	4
		Federal - Closing Disclosure and Consummation Date	1
		Federal - Finance Charge Disclosure Tolerance (Closed End)	1
		Federal - Loan Estimate Disclosure Received and Intent To Proceed	1
		Federal - Loan Estimate Mailed/Delivered Within Three Business Days of Application	1
		Federal - Right of Rescission (Loan Disbursement Violation) (TILA)	3
		Missing Doc - Affiliated Business Disclosure/Missing	1
		Missing Doc - Homeownership Counseling Disclosure/Missing	2
		Missing evidence of rate lock	3
		Missing HUD-1 Closing Statement	2
		Missing Other Required mortgage rider	2
		Missing Service Provider List	2
		Mortgage not properly executed	1
		No Compliance Findings	32
		No Compliance Tests Performed	130
		PUD Rider is Missing	1
		The Deed of Trust is Incomplete	1
		The Deed of Trust is Missing	1
		The Initial 1003 is Missing	2
		TRID: Missing Initial Closing Disclosure	1
		TRID: Missing Loan Estimate	1
		Total Compliance Grade (A) Exceptions	196

TAPE INTEGRITY REVIEW RESULTS SUMMARY

As part of the Credit, Property and Compliance Reviews, MaxDiligence captured data from the source documents and compared it to a data tape provided by Client. MaxDiligence provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by MaxDiligence during the diligence process.

Of the 188 mortgage loans reviewed, 110 unique mortgage loans (by loan count) had a total of 198 different tape discrepancies across 36 data fields (some mortgage loans may have had more than one). A blank or zero value on the data tape when an actual value was captured by MaxDiligence was not treated as a data variance.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
B1 Individual Tax Identification Number (ITIN)	1	46	2.17%
B1 Verified Citizenship Designation	4	39	10.26%
Borrower 1 Citizen	2	18	11.11%
Borrower 1 First Name	1	111	0.90%
Borrower 1 Last Name	6	162	3.70%
Borrower 1 Qualifying Income	5	18	27.78%
Borrower 1 Self-Employment Flag	1	5	20.00%
Borrower 2 First Name	1	14	7.14%
Borrower 2 Last Name	1	14	7.14%
Calculated DSCR	10	99	10.10%
Cash out Include Debt Paid at Close	14	17	82.35%
Final Reviewed QM Status	11	62	17.74%
Interest Rate	10	129	7.75%
Loan Amount	6	180	3.33%
Loan Program	2	82	2.44%
Loan Purpose	1	185	0.54%
Loan Type	17	45	37.78%
Note Date	4	9	44.44%
Originator DSCR	9	23	39.13%
Prepayment Penalty Calculation	1	18	5.56%
Prepayment Penalty Total Term	2	94	2.13%
Property Address	2	162	1.23%
Property Type	18	180	10.00%
Property Zip Code	1	162	0.62%
Qualifying CLTV	4	117	3.42%
Qualifying FICO	11	154	7.14%
Qualifying LTV	11	143	7.69%
Qualifying Total Debt Income Ratio	18	89	20.22%
Qualifying Total Reserves Number of Months	9	46	19.57%
Reviewed Appraised Property Value	1	18	5.56%
Reviewed Total Debt Income Ratio	2	8	25.00%
Term	1	132	0.76%
Underwriting Guideline Product Name	1	20	5.00%
Underwriting Guideline Version Date	3	20	15.00%
Verified Doc Type	7	113	6.19%

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Property Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Property Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.